--------------------------------------------------------------------------------

      J P Morgan              MELLON FINANCIAL MARKETS, INC.    October 14, 1997

--------------------------------------------------------------------------------

   $125,173,000 Mellon Bank Home Equity Installment Loan Trust, Series 1997-1

                   Mellon Bank N.A. -- Seller/Master Servicer

                             Transaction Highlights

-----------------------------------------------------------------------------------------------------------------------------------

                                        Expected                                                         Expected
                      Approximate        Ratings      Average Life           Payment                       Final        Expected
          Class        Class Size       (Moody's/        to 10%        Windows to 10% Call     Day      Maturity to   Legal Final
 Class(2) Type(1)    ($ thousands)        S&P)       Call/Maturity(3)       (months)(3)        Count     10% Call       Maturity
====================================================================================================================================
  A-1   Floating     $49,865,000         Aaa/AAA        0.95/0.95        11/97-9/99 (23)      Act/360      9/99           3/06
  A-2   Fixed         $9,196,000         Aaa/AAA        2.10/2.10         9/99-2/00 (6)       30/360       2/00           7/07
  A-3   Fixed        $24,270,000         Aaa/AAA        3.10/3.10        2/00-12/01 (23)      30/360       12/01          7/10
  A-4   Fixed        $22,689,000         Aaa/AAA        6.05/6.97        12/01-4/05 (41)      30/360       4/05           7/12
  A-5   Fixed NAS    $12,518,000         Aaa/AAA        6.12/6.35        11/00-4/05 (54)      30/360       4/05           6/12
   B    Fixed         $6,635,000          A2/A          5.03/5.18        11/00-4/05 (54)      30/360       4/05           7/12
        -----------------------------
  Total             $125,173,000           --              --                   --              --
-----------------------------------------------------------------------------------------------------------------------------------

Notes:
------
(1) Class A-1 through A-4 sequential pay; Class A-5 concurrent pay starting in month 37; Class B concurrent pay starting in month 37 subject to subordination provisions, certain credit enhancement requirements and trigger events.
(2) CPR in Class A-1 through A-5 and B are priced at a prepayment speed of 100% of the prepayment assumption (PPC) which equals a prepayment speed starting at 2% in month 1, increasing by 2.22% per month to 22% CPR in month 10, and remaining at 22% CPR thereafter.
(3) Auction Sale after Optional Termination: If the Master Servicer does not exercise its optional termination right within 90 days after the Optional Termination Date, the Trustee is required to solicit bids for the purchase of all Mortgage Loans and REO Property remaining in the Trust Fund. If satisfactory bids are received as set forth in the Agreement, such remaining Mortgage Loans and REO Property will be sold and the proceeds distributed to the Certificateholders in the same priority as distributions on a Distribution Date.
(4) Class A-5 NAS allocation of senior principal distributions: 0% through month 36; 45% month 37 through month 60; 80% month 61 through month 72; 100% month 73 through month 84; and 300% thereafter.

Seller/Master Servicer:          Mellon Bank, N.A.

Depositor:                       Mellon Residential Funding Corporation

Trustee:                         Bankers Trust Company of California, N.A.

Underwriters:                    J.P. Morgan Securities, Inc. (lead) & Mellon
                                 Financial Markets, Inc. (co-manager)

Collateral:                      Fixed home equity loans secured by first and
                                 second lien mortgages.
                                 See attached "Collateral Description".

Class A-1 through A-5, B         The prepayment assumption is 100% of the
Prepayment Speed:                prepayment curve, which equates to a prepayment
                                 speed of 2% CPR in the first month, increasing by 2.22% per month to 22% CPR in month 10 and remaining at 22% CPR thereafter.

Expected Pricing Date:           TBD

Expected Settlement Date:        October 28, 1997, through DTC, Euroclear, and
                                 CEDEL.

Cut-off Date:                    September 30, 1997.

Distribution Dates:              The 25th of each month, beginning November 25,
                                 1997.

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

                       (Transaction Highlights continued)

Optional Termination:         On any Distribution Date on which the Pool
                              Principal Balance is less than 10% of the Cut-off
                              Date Pool Principal Balance, the Master Servicer will have the option to purchase, in whole, the Mortgage Loans and the REO Property, if any, remaining in the Trust Fund.

Auction Sale after Optional   If the Master Servicer does not exercise its
Termination:                  optional termination right within 90 days after
                              the Optional Termination Date, the Trustee is required to solicit bids for the purchase of all Mortgage Loans and REO Property remaining in the Trust Fund. If satisfactory bids are received as set forth in the Agreement, such remaining
                              Mortgage Loans and REO Property will be sold and the proceeds distributed to the Certificateholders in the same priority as distributions on a Distribution Date.

Net  WAC Cap:                 The Pass-Through Rate for the Floating Rate
                              Certificates for any Distribution Date will be a per annum rate equal to the lesser of (1) the sum of one month LIBOR plus [x] and (2) the Net WAC
                              Cap. The Net WAC Cap for any Distribution Date will equal the weighted average of the Net
                              Mortgage Rates of the Mortgage Loans as of the first day of the related Due Period. The Net
                              Mortgage Rate of any Mortgage Loan will equal the Mortgage Rate thereof minus the Expense Fee Rate.

Trust Tax Status:             REMIC trust.

ERISA Eligibility:            The Class A-1 through A-5 Certificates will be
                              ERISA eligible (and there will be no prefunding account).
                              The Class B Certificates are not ERISA eligible.

SMMEA Eligibility:            The Certificates are not SMMEA eligible as there
                              are 2nd mortgages in the pool.

Credit Enhancement
------------------
Class A1 through Class A5:
      o     5.3% Class B Subordinated Certificates
      o Overcollateralization building from 0% to 1% of the original aggregate Class Certificate Balance, or, if after the Stepdown Date, the greater of (i) 2% of the Pool Principal Balance as of the last day of the related Due Period and, (ii) $625,940 which equals 50 bps of the initial pool balance.
      o     Monthly Excess Interest Amount

Class B:
      o Overcollateralization building from 0% to 1% of the original aggregate Class Certificate Balance, or, if after the Stepdown Date, the greater of (i) 2% of the Pool Principal Balance as of the last day of the related Due Period and, (ii) $625,940 which equals 50 bps of the initial pool balance.
      o     Monthly Excess Interest Amount

                  Class             Rating Level        Percent of Transaction
                  ------------------------------------------------------------
                  A1-A5             Aaa/AAA                   94.7%
                  B                 A2/A                       5.3%

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

         Mellon Residential Funding Corp. 1997-1 Collateral Description

Collateral: The collateral pool will consist of a combination of first and second lien home equity loans. These loans are predominantly used by borrowers to consolidate debt, for home improvements, to refinance an existing mortgage loan on more favorable terms, or to obtain cash proceeds by borrowing against the homeowner's equity in the related mortgage property.

                                     Fixed Rate Home Equity Installment Loans(1)

Aggregate Pool Balance ($MM):        $125,173,642.63

Number of Loans:                     2,657

Average Outstanding Balance:         $47,110.89

Product Type:                        Fixed Rate Home Equity Loans

Weighted Average Coupon:             8.81%

Original Weighted Average Term:      173.64 months

Remaining Weighted Average Term:     170.92 months

Weighted Average Seasoning:          2.72 months

Lien Position:                       73.18% first lien, 26.72% second lien,
                                     0.10% third lien

Weighted Average Combined
Loan to Value Ratio:                 77.31%

Property Type:                       98.39% single family; 0.69% townhouse;
                                     0.28% condominium; 0.24% duplex;
                                     0.11% multi-family; 0.30% other

Owner Occupancy:                     98.19% primary; 1.51% rental,
                                     0.14% second home, 0.16% other

Geographic Distribution (>= 5%):     PA (41.15%), OH (26.64%), MD (8.70%),
                                     VA (8.87%), NJ (8.25%)
Note:
-----
(1) All percentages and weighted averages calculated on the outstanding balance.

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

             Average Life Sensitivity to Changes in Prepayment Rates

            Assumes a 10% Call (Optional Termination or Auction Sale)

---------------------------------------------------------------------------------------------------------------------------------
                                                                          PPC Prepayment Assumption

                                                                           =======================
                   0%                    50%                    75%                  100%(1)                125%
                   --                    ---                    ---                  ----                   ----

                    Window                 Window                Window                Window                Window
          WAL      (Months)      WAL      (Months)     WAL      (Months)      WAL     (Months)      WAL     (Months)      WAL
---------------------------------------------------------------------------------------------------------------------------------
Class     4.21    11/97-1/06     1.55    11/97-1/01    1.17    11/97-3/00    0.95    11/97-9/99    0.80    11/97-5/99    0.70
A-1                  (99)                   (39)                  (29)                  (23)                  (19)
Class     8.93     1/06-5/07     3.60    1/01-10/01    2.65     3/00-9/00    2.10     9/99-2/00    1.73     5/99-9/99    1.47
A-2                  (17)                   (10)                   (7)                   (6)                   (5)
Class    11.26     5/07-6/10     5.51    10/01-7/05    4.01     9/00-3/03    3.10    2/00-12/01    2.47     9/99-2/01    2.08
A-3                  (38)                   (46)                  (31)                  (23)                  (18)
Class    13.54     6/10-8/11    10.14    7/05-10/08    7.86    3/03-11/06    6.05    12/01-4/05    4.79     2/01-1/04    3.81
A-4                  (15)                   (40)                  (45)                  (41)                  (36)
Class     8.35    11/00-8/11     7.04    11/00-10/08   6.58    11/00-11/06   6.12    11/00-4/05    5.50    12/00-1/04    4.89
A-5                  (130)                  (96)                  (73)                  (54)                  (38)
Class B  11.99    11/06-8/11     7.81    2/02-10/08    6.18    1/01-11/06    5.03    11/00-4/05    4.29    11/00-1/04    3.82
                     (58)                   (81)                  (71)                  (54)                  (39)
---------------------------------------------------------------------------=======================-------------------------------

-------------------------------------------
      PPC Prepayment Assumption

            150%                 200%
            ----                 ----

             Window               Window
            (Months)     WAL     (Months)
-------------------------------------------
Class      11/97-2/99   0.56    11/97-10/98
A-1           (16)                 (12)
Class      2/99-5/99    1.12    10/98-1/99
A-2           (4)                   (4)
Class      5/99-5/00    1.56     1/99-9/99
A-3           (13)                  (9)
Class      5/00-1/03    2.49     9/99-8/01
A-4           (33)                 (24)
Class      2/01-1/03    3.89     5/01-9/01
A-5           (24)                  (5)
Class B    11/00-1/03   3.41    11/00-9/01
              (27)                 (11)
-------------------------------------------

                      Assumes NO 10% Call (Run to Maturity)

-------------------------------------------------------------------------------------------------------------------------------
                                                                          PPC Prepayment Assumption

                                                                             =====================
                   0%                    50%                    75%                  100%(1)                125%
                   --                    ---                    ---                  ----                   ----

                    Window                 Window                Window                Window                Window
          WAL      (Months)      WAL      (Months)     WAL      (Months)     WAL      (Months)      WAL     (Months)      WAL
-------------------------------------------------------------------------------------------------------------------------------
Class     4.21    11/97-1/06     1.55    11/97-1/01    1.17    11/97-3/00    0.95    11/97-9/99    0.80    11/97-5/99    0.70
A-1                  (99)                   (39)                  (29)                  (23)                  (19)
Class     8.93     1/06-5/07     3.60    1/01-10/01    2.65     3/00-9/00    2.10     9/99-2/00    1.73     5/99-9/99    1.47
A-2                  (17)                   (10)                   (7)                   (6)                   (5)
Class    11.26     5/07-6/10     5.51    10/01-7/05    4.01     9/00-3/03    3.10    2/00-12/01    2.47     9/99-2/01    2.08
A-3                  (38)                   (46)                  (31)                  (23)                  (18)
Class    13.77     6/10-7/12    10.95    7/05-5/12     8.86     3/03-1/12    6.97    12/01-4/11    5.40     2/01-2/10    4.08
A-4                  (26)                   (83)                  (107)                 (113)                 (109)
Class     8.35    11/00-5/12     7.06    11/00-3/12    6.65    11/00-10/11   6.35    11/00-2/11    6.14    12/00-12/09   5.98
A-5                  (139)                 (137)                  (132)                 (124)                 (109)
Class B  12.03    11/06-3/12     7.95    2/02-11/10    6.34     1/01-5/09    5.18    11/00-9/07    4.42    11/00-3/06    3.94
                     (65)                  (106)                  (101)                 (83)                  (65)
-----------------------------------------------------------------------------=====================-----------------------------

-----------------------------------------
      PPC Prepayment Assumption


          150%                 200%
          ----                 ----

           Window               Window
          (Months)     WAL     (Months)
-----------------------------------------
Class    11/97-2/99   0.56    11/97-10/98
A-1         (16)                 (12)
Class    2/99-5/99    1.12    10/98-1/99
A-2         (4)                   (4)
Class    5/99-5/00    1.56     1/99-9/99
A-3         (13)                  (9)
Class    5/00-9/08    2.49     9/99-8/01
A-4        (101)                 (24)
Class    2/01-7/08    5.05     5/01-2/06
A-5         (90)                 (58)
Class B  11/00-12/04  3.49    11/00-2/03
            (50)                 (28)
-----------------------------------------

Note:
-----
(1) The prepayment assumption is 100% of the prepayment curve (PPC), which equates to a prepayment speed of 2% CPR in the first month, increasing by 2.22% per month to 22% CPR in month 10 and remaining at 22% thereafter.
(2) If the Master Servicer does not exercise its optional termination right within 90 days after the Optional Termination Date, the Trustee is required to solicit bids for the purchase of all Mortgage Loans and REO Property remaining in the Trust Fund. If satisfactory bids are received as set forth in the Agreement, such remaining Mortgage Loans and REO Property will be sold and the proceeds distributed to the Certificateholders in the same priority as distributions on a Distribution Date.

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

            Mellon Residential Funding Corp. 1997-1 Collateral Tables

Portfolio by Loan Purpose
--------------------------------------------------------------------------------
                           Number of                         Percent of Current
Loan Purpose(1)                Loans      Current Balance               Balance
--------------------------------------------------------------------------------
Consolidation                  2,236       105,825,905.34                98.73%
Convenience                       17           610,854.63                 0.57%
Home Improvement                  16           333,266.88                 0.31%
Vehicle                            6           142,341.94                 0.13%
Tax/Investment/Education           4           101,212.73                 0.09%
Vacation                           2           100,432.50                 0.09%
Other                              3            69,897.80                 0.07%
--------------------------------------------------------------------------------
                               2,284       107,183,911.82               100.00%
--------------------------------------------------------------------------------

(1) Mellon Bank's loan application does not require the "Loan Purpose" field to be completed. Thus, 373 applications totaling $17,989,730.81 have no populated "Loan Purpose Field".

Portfolio by Remaining Term
--------------------------------------------------------------------------------
Remaining Term             Number of                          Percent of Current
(months)                       Loans       Current Balance               Balance
--------------------------------------------------------------------------------
      41    -       50             1              8,237.99                 0.01%
      51    -       60            61          1,016,334.04                 0.81%
      61    -       70             6            116,952.80                 0.09%
      71    -       80            12            288,143.30                 0.23%
      81    -       90            17            466,234.44                 0.37%
      91    -      100             6            227,479.78                 0.18%
     101    -      110             4             96,069.74                 0.08%
     111    -      120           287          9,028,351.06                 7.21%
     131    -      140             5            216,768.36                 0.17%
     141    -      150             2            110,211.00                 0.09%
     151    -      160             7            310,580.60                 0.25%
     161    -      170             9            361,569.54                 0.29%
     171    -      180         2,240        112,926,709.98                90.22%
--------------------------------------------------------------------------------
                               2,657        125,173,642.63               100.00%
--------------------------------------------------------------------------------

Portfolio by Property State
--------------------------------------------------------------------------------
                          Number of                          Percent of Current
Property State                Loans       Current Balance               Balance
--------------------------------------------------------------------------------
Delaware                         24          1,282,322.69                 1.02%
District of Columbia             15            913,112.48                 0.73%
Illinois                         10            326,505.24                 0.26%
Indiana                          46          2,051,968.86                 1.64%
Kentucky                         57          2,631,776.57                 2.10%
Maryland                        237         10,886,963.76                 8.70%
New Jersey                      169         10,326,660.57                 8.25%
North Carolina                   17            788,076.58                 0.63%
Ohio                            764         33,349,870.80                26.64%
Pennsylvania                  1,085         51,512,822.07                41.15%
Virginia                        233         11,103,563.01                 8.87%
--------------------------------------------------------------------------------
                              2,657        125,173,642.63               100.00%
--------------------------------------------------------------------------------

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

Portfolio by Combined LTV
--------------------------------------------------------------------------------
                           Number of                          Percent of Current
Combined LTV                   Loans       Current Balance               Balance
--------------------------------------------------------------------------------
       0.01% -    10.00%           1             10,465.51                 0.01%
      10.01% -    20.00%          12            175,743.64                 0.14%
      20.01% -    30.00%          39            998,960.77                 0.80%
      30.01% -    40.00%          77          2,116,031.67                 1.69%
      40.01% -    50.00%         112          4,203,588.30                 3.36%
      50.01% -    60.00%         168          6,428,333.79                 5.14%
      60.01% -    70.00%         270         11,352,486.38                 9.07%
      70.01% -    80.00%         458         21,920,003.37                17.51%
      80.01% -    90.00%       1,509         77,383,263.62                61.82%
      90.01% -    00.00%          11            584,765.58                 0.47%
--------------------------------------------------------------------------------
                               2,657        125,173,642.63               100.00%
--------------------------------------------------------------------------------

Portfolio by Property Type
--------------------------------------------------------------------------------
                                                             Percent of Current
Property Type       Number of Loans       Current Balance               Balance
--------------------------------------------------------------------------------
Single Family                 2,606        123,159,900.94                 98.39%
Townhouse                        24            857,784.91                 0.69%
Condominium                      11            346,499.05                 0.28%
Duplex                            5            295,174.54                 0.24%
Multi-Family                      2            137,971.14                 0.11%
Other                             9            376,312.05                 0.30%
--------------------------------------------------------------------------------
                              2,657        125,173,642.63               100.00%
--------------------------------------------------------------------------------

Portfolio by Lien Position
--------------------------------------------------------------------------------
                                                             Percent of Current
Lien Position       Number of Loans         Current Balance             Balance
--------------------------------------------------------------------------------
First                         1,569           91,600,068.03              73.18%
Second                        1,084           33,443,372.53              26.72%
Third                             4              130,202.07               0.10%
--------------------------------------------------------------------------------
                              2,657          125,173,642.63             100.00%
--------------------------------------------------------------------------------

Portfolio by Occupancy Type
--------------------------------------------------------------------------------
                                                             Percent of Current
Occupancy           Number of Loans         Current Balance             Balance
--------------------------------------------------------------------------------
Primary                       2,586          122,911,928.22              98.19%
Rental                           62            1,884,750.69               1.51%
Second Home                       3              175,437.00               0.14%
Other                             6              201,526.72               0.16%
--------------------------------------------------------------------------------
                              2,657          125,173,642.63             100.00%
--------------------------------------------------------------------------------

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.

Portfolio by Coupon
--------------------------------------------------------------------------------
                          Number of                                  Percent of
Coupon Range                  Loans           Current Balance   Current Balance
--------------------------------------------------------------------------------
      7.51% -     8.00%           1                 96,331.30             0.08%
      8.01% -     8.50%         767             48,376,042.63            38.65%
      8.51% -     9.00%         930             45,983,974.65            36.74%
      9.01% -     9.50%         612             21,512,819.14            17.19%
      9.51% -    10.00%         305              7,730,277.35             6.18%
     10.01% -    10.50%          29              1,180,893.25             0.94%
     10.51% -    13.50%          13                293,304.31             0.23%
--------------------------------------------------------------------------------
                              2,657            125,173,642.63           100.00%
--------------------------------------------------------------------------------

Portfolio by Current Balance
--------------------------------------------------------------------------------
                                Number of                             Percent of
Current Balance Range               Loans      Current Balance   Current Balance
--------------------------------------------------------------------------------
              1 -     10,000           23           218,071.83             0.17%
         10,001 -     20,000          359         5,382,112.92             4.30%
         20,001 -     30,000          479        12,004,809.03             9.59%
         30,001 -     40,000          475        16,596,836.23            13.26%
         40,001 -     50,000          350        15,631,008.03            12.49%
         50,001 -     60,000          302        16,531,006.91            13.21%
         60,001 -     70,000          214        13,881,025.37            11.09%
         70,001 -     80,000          155        11,537,166.96             9.22%
         80,001 -     90,000           87         7,374,930.66             5.89%
         90,001 -    100,000           49         4,663,889.59             3.73%
        100,001 -    110,000           48         5,044,989.67             4.03%
        110,001 -    120,000           28         3,194,689.34             2.55%
        120,001 -    130,000           21         2,626,403.94             2.10%
        130,001 -    140,000           22         2,960,025.69             2.36%
        140,001 -    150,000           15         2,177,727.04             1.74%
        150,001 -    270,000           30         5,348,949.42             4.27%
--------------------------------------------------------------------------------
                                    2,657       125,173,642.63           100.00%
--------------------------------------------------------------------------------

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the collateral contained herein supersedes any previous collateral information and will be superseded by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the collateral or the performance characteristics of the securities. This information was prepared in reliance on information regarding the collateral furnished by the seller of the collateral. J.P. Morgan may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC and SFA. Copyright 1997 J.P. Morgan & Co. Incorporated.